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MERIDIAN BIOSCIENCE, INC.

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The following materials were shared with employees of Meridian Bioscience, Inc. in connection with that certain Agreement and Plan of Merger, dated as of July 7, 2022, by and among, SD Biosensor, Inc., Columbus Holding Company, Madeira Acquisition Corp., and Meridian Bioscience, Inc. (the “Merger Agreement”) on July 7, 2022:

meridian BIOSCIENCE®

Town Hall presentation

July 2022

Town Hall presentation July 2022

SD Biosensor / SJL Partners to buy Meridian Overview Buying consortium Entered a definitive merger agreement whereby we will be acquired for approximately $1.5 billion paid in all cash Meridian stockholders will receive $34.00 per share This deal will end our standing as a publicly-held company traded on the NASDAQ; we instead will be completely owned by the consortium of SD Biosensor (60%) and SJL Partners (40%) Meridian will remain headquartered in Cincinnati while SD Biosensor and SJL Partners are both based in South Korea

SD Biosensor is a South Korean based global leader in diagnostics Has great expertise in new product development and in driving scale and quality from an operations standpoint Scaled from <$100 million in revenue pre-pandemic to $4 billion at the peak of the pandemic Has several new products that will enhance offerings for both our Diagnostics and Life Science businesses They own a veterinary lab diagnostics business, BioNote, with capabilities to leverage scale and production to expand into the Life Science market From a cultural and operational perspective, our companies are a great fit Who is SD Biosensor?

SJL Partners is a South Korean private equity fund that focuses on cross-border opportunities Combined approach drives value in a deal with a “best of both worlds” strategy Combination of SJL’s backing and experience with a strategic buyer drives synergies while minimizing risk SJL has long promoted collaboration and coordination to drive value and growth Who is SJL Partners?

Why are we excited about this transaction?

1. Attractive value for stockholders while strengthening Meridian’s positioning for future growth
2. Complementary product portfolio, commercial infrastructure and firm culture with SD Biosensor
3. Acceleration of the transformation of Meridian 2.0 into Meridian 3.0
4. Commitment by combined management to drive the next 5-year strategy plan
5. Continuation of current structure with no anticipated employment or structural changes

4

CONFIDENTIAL

meridian BIOSCIENCE®

Acceleration of the transformation of Meridian 2.0 into Meridian 3.0 Commitment by combined management to drive the next 5-year strategy plan Continuation of current structure with no anticipated employment or structural changes Attractive value for stockholders while strengthening Meridian’s positioning for future growth 1 Complementary product portfolio, commercial infrastructure and firm culture with SD Biosensor 2 3 4 5 Why are we excited about this transaction?

This transaction will create a more competitive company better positioned for growth with more enhanced opportunities. Meridian is expected to increase headcount as the business continues to grow. One of the things that attracted SD Biosensor and SJL to us is the strength of our talented employees across each of our business lines SD Biosensor and SJL share Meridian’s commitment to cultivating a positive work environment and investing in the growth and development of employees across the world What does this mean for employees?

Partnership drives mutual benefits Expertise in new product development and driving scale and quality in operations Several new products will enhance offerings for the Diagnostics business (from the SDB business) and for the Life Science business (from the BioNote business) BioNote to expand sales into the global Life Science market Strong commercialization and position within US Diagnostics Market RA / QA expertise and infrastructure (with expertise on US FDA) Strong reputation, install base, and market coverage Strong Life Science molecular business with great growth potential Strong management team and global organization Business model focuses on combining the unique strengths of SD Biosensor / BioNote and Meridian to drive enhanced focus and execution Combined enterprise

SD Biosensor and SJL Partners’ goals Unlock sales synergies between the Diagnostics business and SD Biosensor and the Life Science business and BioNote Diagnostics business has a strong presence in the U.S., the influx of new products will enable Meridian to accelerate growth Life Science business will benefit from the immunoassay manufacturing capabilities at BioNote Leverage synergies between organizations Drive investment into the business to build long-term strength and drive future growth in sales and profits Focus on sustainability of the business Management will continue to run Meridian independently and focus on building an inclusive and winning culture SD Biosensor’s experience in rapid scale up and efficient manufacturing will help accelerate Meridian’s growth prospects Build long-term strength and drive future growth

What do we need to do? It is paramount everyone remains focused continuing to deliver great products and best-in-class service to our customers around the world. Please note that the CIP bonus plan will be distributed as planned in December Commitment Meridian’s future is bright, and under new ownership, we will accelerate our opportunities to grow and thrive! Growth Communicate if you have questions or concerns, management will remain highly transparent about next steps. If you receive any inquiries from reporters, investors or any other outside parties, please promptly refer them to Charlie Wood (Charlie.Wood@meridianbioscience.com) Communication

Future opportunities Meridian 2.0 Jack Kenny appointed as CEO Integrated businesses into two divisions: Life Science & Diagnostics Implemented strategic planning initiatives Diagnostics product portfolio investment (Immunoassay analyzer, menu expansion, acquisitions) Life Science operational pivot (molecular new product development, commercial team focus on IVD) Meridian enabled to focus solely on the long-term development of the business Taking Meridian private will simplify business operations and reduce burden on the company Management team and organization will remain fully intact SDB / SJL have committed to maintain current compensation levels and corporate benefits for all employees Meridian 1.0 Significant ongoing business challenges / risks Further opportunities for Meridian and its employees to expand business capabilities and customer reach Accelerates Meridian’s growth trajectory and de-risks SDB’s entry into the US diagnostics market Position for long-term success combining Meridian’s product commercialization team and SDB’s broad product portfolio to scale manufacturing expertise Meridian 3.0 (post-deal) Evolution of Meridian

Q&A

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file relevant information with the SEC, including a proxy statement on Schedule 14A. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its shareholders in connection with the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each shareholder entitled to vote at the special meeting relating to the transaction. THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the Company’s website (www.investor.meridianbioscience.com) or the SEC’s website (www.sec.gov). These documents may also be obtained free of charge from the Company by requesting them by mail at 3471 River Hills Drive, Cincinnati, OH 45244, Attention: Charlie Wood, Vice President – Investor Relations, or by email at mbi@meridianbioscience.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders in connection with the transaction. You may obtain information about the Company’s executive officers and directors in the Company’s definitive proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on December 15, 2021. To the extent holdings of such participants in the Company’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2022 annual meeting of shareholders, such changes have been reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the Company’s website (www.investor.meridianbioscience.com) or the SEC’s website (www.sec.gov). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) economic or other conditions in the markets in which Meridian Bioscience, Inc. (the “Company”) operates, including as a result of the COVID-19 pandemic or the Russia-Ukraine conflict; (2) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; (4) the possibility that the Company’s shareholders may not approve the proposed transaction; (5) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; (6) risks related to distraction of the Company’s management time from ongoing business operations due to the proposed transaction; (7) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (8) the risk of any unexpected costs or expenses resulting from the proposed transaction or the delay thereof; (9) the risk that the outcome of any legal proceedings related to the transaction could be material to the Company or detrimental to the proposed transaction; (10) the risk that Company may be adversely affected by other economic, business, or competitive factors; and (11) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Additional factors that may affect the future results of the Company are set forth in its filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the Company’s website at www.investor.meridianbioscience.com and the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors”. The risks and uncertainties described above and in the Company’s most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning the Company and its businesses, including factors that potentially could materially affect its businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that the Company files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

The following CEO Communication was shared with employees of Meridian Bioscience, Inc. in connection with the Merger Agreement on July [7], 2022 along with a video whose script is copied below:

DATE:          July 7, 2022

TO:                One Meridian Employees

FROM:          Jack Kenny, CEO

SUBJECT:    Planned Acquisition of Meridian Bioscience by SD Biosensor and SJL Partners

Earlier today, you probably saw the exciting announcement about the planned acquisition of Meridian Bioscience by the consortium of SD Biosensor and Stephen J. Lim (SJL) Partners who are both based out of South Korea. We are very excited to announce this change as we see this as a very positive step forward for our Meridian business. I wanted to take a minute or two to provide you some insight into this acquisition.

☐

This acquisition will take Meridian Bioscience from being a publicly held company traded on the NASDAQ exchange to being owned completely by the consortium of SD Biosensor and SJL Partners. We move away from the challenges of being a small publicly traded company to ownership with long term intent and a strong desire to invest heavily into our business.

☐

SD Biosensor is a publicly traded company registered on the Korean Market. The organization has a long history of success in the diagnostics market, especially during the COVID global pandemic. During COVID, SD Biosensor quickly launched several tests for COVID 19 (both rapid tests and molecular tests) and grew from a smaller DX company (less than $100M per year) to sales of over $2.25B in 2021! They have great expertise in developing diagnostic tests, but even more so in effectively scaling manufacturing with high quality and low costs. They also have a sister company called Bionote which has great capabilities in developing and manufacturing high quality antibodies and antigens. SD Biosensor will own 60% of our company and will partner with SJL Partners.

☐

SJL Partners is a private equity company based out of South Korea. The company’s founder has 30+ years of banking experience having led JP Morgan’s business in South Korea prior to starting his own firm. SJL Partners have developed a model focused on leveraging the strengths of a strategic player (SD Biosensor / Bionote) along with the capabilities of a strategic asset (Meridian) to form a strong global company with focus and execution. They previously have executed this model with a company called Momentiv Technologies and have established the validity of the approach to drive value and strengthening of a business.

☐

Under this new ownership, Meridian Bioscience will continue to operate as we have over the past several years. The intention of the consortium is to fully retain the management team at Meridian and to inject capabilities and capital investment into the organization to optimize value creation. The management team is fully committed to this next phase and focused on making this great for the entire One Meridian team!

☐

We believe this acquisition makes great sense for our entire Meridian team and our customers. We see great opportunity to further accelerate the growth of our business because of this acquisition and we see great growth opportunities for our employees as we continue to grow!

Our team, along with the SD Biosensor / SJL Partners team are working together to submit the necessary regulatory filings as well as to gain shareholder approval for this acquisition. We would anticipate this deal closing in calendar year 2022. Special thanks to the dedicated team that has been working on this opportunity over the past several months. Look for invites to town hall presentations over the next several business days being delivered by myself and the extended leadership team. We look forward to sharing more with each of you about this exciting development and how it will be positive for our Meridian team members!

Exciting times…. And as I have said for a while now….. our best days remain ahead of us! I hope you all have a great day!

Project Madeira Video Script

Opening

Good morning, good afternoon, good evening to our One Meridian teammates around the globe. I am excited to be sending this video to make an exciting announcement. Earlier today, we announced to the market that we have signed an agreement with the consortium of SD Biosensor and SJL Partners to fully acquire Meridian Bioscience.

Upon completion of the acquisition, Meridian Bioscience would move from being a publicly traded company on the NASDAQ exchange to a privately held company owned by SD Biosensor and SJL Partners.

The Board of Directors have approved moving ahead with this transaction as they believe that it provides great value to shareholders and that it will enable Meridian Bioscience to continue to strengthen and grow.

In this video, I will provide you more information about who SD Biosensor and SJL Partners are, why they were interested to acquire Meridian, what this means for the business, and what this means for the employees of Meridian Bioscience.

Who are SD Biosensor and SJL & Associates?

The consortium of SD Biosensor (a Global Diagnostics company) and Stephen J. Lim Partners (A global Private Equity firm) have made an offer to purchase Meridian Bioscience in its entirety. Let me give you a bit of background on who they are….

SD Biosensor

SD Biosensor is a publicly traded company headquartered in South Korea. The Chairman of SD Biosensor, Dr. Cho had started the business years earlier with the goal of building a strong global diagnostics business. When the COVID Pandemic took off in early 2020, the team from SD Biosensor immediately developed a range of offerings (both Rapid lateral flow tests and molecular tests) to help with the global need for testing. In addition, they invested heavily to scale up their production, building capabilities to manufacture more than 3 billion rapid tests per year. SD Biosensor saw their business grow from less than $100M to over $2.25 Billion in revenue in 2021! They have strong capabilities in new product development and in high volume, high-quality, low-cost manufacturing through the aggressive leveraging of automation.

In addition to SD Biosensor, Dr. Cho also is the primary shareholder and chairman of another company called Bionote. Bionote sells the same diagnostics products that SD Biosensor does but is focused on the veterinary marketplace. Bionote also plays a key role in the R&D function for both SD Biosensor and Bionote. Finally, Bionote manufactures native and recombinant antibodies and antigens. Bionote creates the raw materials that are used in both Bionote and SD Biosensor products.

Stephen J. Lim Partners

SJL Partners is a private equity firm that is based in South Korea. The Chairman of SJL Partners is Steve Lim. Steve has a long history in the banking industry with several years where he led the JP Morgan business for South Korea. He created SJL Partners to build out an approach he developed where a strong Korean Strategic corporation along with SJL would acquire a global strategic company. The goal being to leverage key strengths of both the Korean strategic company and the acquired strategic company. Their previous success with this model is demonstrated by the value creation by the Momentive Technologies business in 2019. The SJL team has deep experience in working with US based companies and in establishing the governance for how the firms will work together to build value and strengthen the organization that is acquired.

Why were they interested to purchase Meridian?

When SD Biosensor and SJL Partners came together, they both had done extensive analysis of companies with strength in the US Diagnostics Market that could be strong consideration for acquiring. When both organizations shared their assessment, they realized that Meridian Bioscience was the top target for their consideration.

Meridian’s Diagnostics business is completely complimentary to the business at SD Biosensor. The strengths of Meridian, with our strong position and product offerings in the US Market fits perfectly with the offerings of SD Biosensor which has very little sales coming from the US market (which is a key market for success in the diagnostics industry).

The Bionote business is a perfect match for our Life Science business. They have strong capabilities in developing recombinant antibodies and antigens using a variety of expression systems. Their ability to do this with high quality, high scale, and low cost will enable the Life Science business to have more market leading products to offer our diagnostics customers. In addition, our Life Science team’s Molecular Master Mixes and other products will provide great advantages to the SD Biosensor and Bionote Molecular product offerings.

From the beginning the team at SD Biosensor and SJL Partners have stressed that the combination of our capabilities can drive great sales opportunities for the Meridian business. As we went through the diligence process, this became more and more clear……

What does this mean for our Meridian Business?

When I joined Meridian nearly 5 years ago, we embarked on what I called Meridian 2.0. We were focused on strengthening our Meridian business, attacking our vulnerabilities, investing in our future, and building a high-performance culture. We have come a long way in that time.

I am excited about this planned acquisition because I truly believe that this can enable the next phase of our organization’s growth. With this deal, we continue to be Meridian Bioscience, led by the same team, and focused on growth of the business. This long-term investor is committed to investing further in our business and in the growth of our business. We do not integrate into another organization or dramatically change the structure of our organization. The management team and I are committed to this and look forward to the next 5+ years.

I view this as an opportunity to close the chapter on Meridian 2.0 and start a new, even better chapter…. Meridian 3.0!

What does this mean for our Employees?

This is nothing but great news for our employees. In the short term, nothing changes…. We focus on finishing out the fiscal year, driving to another record setting year. The Corporate Incentive Plan is doing great, and we expect a strong payout in December. And after the deal closes, we anticipate singular focus on growth of our business. We will continue to develop products on our key product lines (including Revogene, Curian, and others), we will identify additional products that our sister companies have to offer for both DX and LS, and we will work to bring the new products to market in the United States and other markets as quickly as possible.

We also will have the expertise and capabilities from our sister companies to leverage as we further invest in strengthening our capabilities such as manufacturing.

We will continue to invest in the development of our team and work to enable growth opportunities within the organization while we grow this $300M+ business to a much larger and stronger business over the next few years.

Closing

I understand that change can be scary and a bit uncomfortable at times… but with change comes great opportunity and this certainly is a great example of that. We have a lot of work to do before this deal closes, but I remain confident that this deal will be great for our shareholders, our customers, and our employees! You have my commitment that I plan to continue to lead our organization through these changes and set us up for another great 5+ year run!

We will be hosting Town Halls over the coming days and weeks to ensure that the team is well informed and that we answer any questions or concerns that the team has.

In closing, let me just reinforce how excited myself and the management team are for this opportunity…. Our future remains extremely bright, and our best days remain ahead of us! Have a great day…….

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file relevant information with the SEC, including a proxy statement on Schedule 14A. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its shareholders in connection with the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each shareholder entitled to vote at the special meeting relating to the transaction. THE COMPANY’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the Company’s website (www.investor.meridianbioscience.com) or the SEC’s website (www.sec.gov). These documents may also be obtained free of charge from the Company by requesting them by mail at 3471 River Hills Drive, Cincinnati, OH 45244, Attention: Charlie Wood, Vice President – Investor Relations, or by email at mbi@meridianbioscience.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders in connection with the transaction. You may obtain information about the Company’s executive officers and directors in the Company’s definitive proxy statement for its 2022 annual meeting of shareholders, which was filed with the SEC on December 15, 2021. To the extent holdings of such participants in the Company’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2022 annual meeting of shareholders, such changes have been reflected on the Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the Company’s website (www.investor.meridianbioscience.com) or the SEC’s website (www.sec.gov). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) economic or other conditions in the markets in which Meridian Bioscience, Inc. (the “Company”) operates, including as a result of the COVID-19 pandemic or the Russia-Ukraine conflict; (2) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; (4) the possibility that the Company’s shareholders may not approve the proposed transaction; (5) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; (6) risks related to distraction of the Company’s management time from ongoing business operations due to the proposed transaction; (7) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (8) the risk of any unexpected costs or expenses resulting from the proposed transaction or the delay thereof; (9) the risk that the outcome of any legal proceedings related to the transaction could be material to the Company or detrimental to the proposed transaction; (10) the risk that Company may be adversely affected by other economic, business, or competitive factors; and (11) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Additional factors that may affect the future results of the Company are set forth in its filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the Company’s website at www.investor.meridianbioscience.com and the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors”. The risks and uncertainties described above and in the Company’s most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning the Company and its businesses, including factors that potentially could materially affect its businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that the Company files from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.